For period ending July 31, 2004			Exhibit 77(o)

FORM 10f-3FUND:
UBS PACE Small/Medium Co Value Equity Investments

Adviser or Sub-Adviser:  Ariel Capital Management
1. Issuer:  OMNICARE

2. Date of Purchase:  6/10/03

3. Date offering commenced:  6/10/03

4. Underwriters from whom purchased:   Lehman

5. Affiliated Underwriter managing or participating in syndicate: Lehman, J.P Morgan, UBS as Lead Running
Manager UBS, SunTrust, Wachovia, CIBC, as Joint Lead Managers
Thomas Weisel as Co-Manager

6. Aggregate principal amount or number of shares purchased: 15,200

7. Aggregate principal amount or total number of shares of offering: 5,625,000 (pre green shoe)______

8. Purchase price (net of fees and expenses):  29.16

9. Initial public offering price:  29.16

10. Commission, spread or profit:  $.7922

11. Have the following conditions been satisfied?
							YES	NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.
							x
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
							x
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
							x
d. The underwriting was a firm commitment underwriting. x

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
							x
f. The issuer of the securities and any predecessor have been in continuous operations for not less than three years.
							x
g. The amount of such securities purchased by the Fund and all investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal
amount of the offering sold. 				x
h. No Affiliated Underwriter was a direct or indirect participant
in or beneficiary of the sales.				x


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



** We have no reason to suspect that UBS received a beneficial interest in the transaction, but we have no way of verifying this at this point in time.

Approved:  /s/Cherly Cargie			Date:  	7/17/03


FORM 10f-3
FUND: UBS PACE Intermediate Fixed Income Investments
Adviser or Sub-Adviser:  BlackRock
1. Issuer:  Prudential Financial Inc.

2. Date of Purchase:  4/28/2003

3. Date offering commenced:  4/28/2003

4. Underwriters from whom purchased:   JP Morgan Chase

5. Affiliated Underwriter managing or participating in syndicate: UBS Warburg

6. Aggregate principal amount or number of shares purchased:$400,000

7. Aggregate principal amount or total number of shares of offering: $500,000,000 par

8. Purchase price (net of fees and expenses):  99.95

9. Initial public offering price:  99.95

10. Commission, spread or profit:
    Spread @ issue: 93.0 vs US Treasury 3.00% 2/15/08

11. Have the following conditions been satisfied? 	YES  	NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.
							x
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which
the offering terminated).				x

c. The securities were purchased at a price not more than the price
paid by each other purchaser in the offering.		x

d. The underwriting was a firm commitment underwriting. X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities
during the same period.					x

f. The issuer of the securities and any predecessor have been in continuous operations for not less than three years.
							x
g. The amount of such securities purchased by the Fund and all investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal
amount of the offering sold. 				x
h. No Affiliated Underwriter was a direct or indirect participant in
or beneficiary of the sales.				x


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/ Todd Kopstein			Date:  	6/12/03


FORM 10f-3	FUND:  	UBS PACE Municipal Fixed Income Investments
Adviser or Sub-Adviser:  Standish Mellon Asset Mgt
1. Issuer:  State of California

2. Date of Purchase:  04/25/03

3. Date offering commenced:  4/25/03

4. Underwriters from whom purchased:   Merrill Lynch

5. Affiliated Underwriter managing or participating in syndicate:
UBS PW

6. Aggregate principal amount or number of shares purchased:
1,000AA

7. Aggregate principal amount or total number of shares of offering: 2,050,000AA

8. Purchase price (net of fees and expenses):  107.468

9. Initial public offering price:  107.468

10. Commission, spread or profit: 0.5%  $5,000.00


11.  Have the following conditions been satisfied?	YES	NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.
							x
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding
the day on which the offering terminated).		x
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
							x
d. The underwriting was a firm commitment underwriting.
							x
e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar
securities during the same period.			x

f. The issuer of the securities and any predecessor have been in
continuous operations for not less than three years.	x

g. The amount of such securities purchased by the Fund and all investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal
amount of the offering sold. 				x

h. No Affiliated Underwriter was a direct or indirect participant
in or beneficiary of the sales.				x


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/ Christine Todd			Date:  	5/6/03


FORM 10f-3	FUND:  	UBS PACE Municipal Fixed Income Investments
Adviser or Sub-Adviser:  Standish Mellon Asset Mgt
1. Issuer:  State of California

2. Date of Purchase:  6/20/03

3. Date offering commenced:  6/20/03

4. Underwriters from whom purchased:   Morgan Stanley

5. Affiliated Underwriter managing or participating in syndicate:UBS

6. Aggregate principal amount or number of shares purchased:
2 million

7. Aggregate principal amount or total number of shares of
offering:  1,718,580,000

8. Purchase price (net of fees and expenses):  110.668

9. Initial public offering price:  110.668

10. Commission, spread or profit:  3/8%   $7,500

11. Have the following conditions been satisfied?	YES	NO
a. The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public.	x

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which
the offering terminated).				x

c. The securities were purchased at a price not more than the price
paid by each other purchaser in the offering.		x

d. The underwriting was a firm commitment underwriting. X

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar
securities during the same period.			x

f. The issuer of the securities and any predecessor have been in
continuous operations for not less than three years.	x

g. The amount of such securities purchased by the Fund and all investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal
amount of the offering sold. 				x

h. No Affiliated Underwriter was a direct or indirect participant
in or beneficiary of the sales.				x


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.





Approved:  /s/ Christine Todd			Date:  	7/9/03


For period ending July 31, 2004		Exhibit 77(o) continued


FORM 10f-3FUND:   UBS PACE Intermediate Fixed Income Investments

Adviser or Sub-Adviser:  BlackRock
1. Issuer:  EOP Operating Limited Partnership

2. Date of Purchase:  03/23/2004

3. Date offering commenced:  03/26/2004

4. Underwriters from whom purchased:   Citigroup
Global Markets Inc.

5. Affiliated Underwriter managing or participating in syndicate: UBS Warburg

6. Aggregate principal amount or number of shares purchased:$575,000

7. Aggregate principal amount or total number of shares of
offering:  $1,000,000,000

8. Purchase price (net of fees and expenses):  99.774

9. Initial public offering price:  99.774

10. Commission, spread or profit:  0.650%

11. Have the following conditions been satisfied?	YES	NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.
							x
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which
the offering terminated).				x

c. The securities were purchased at a price not more than the price
paid by each other purchaser in the offering.		x

d. The underwriting was a firm commitment underwriting. x

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar
securities during the same period.			x

f. The issuer of the securities and any predecessor have been in
continuous operations for not less than three years.	x

g. The amount of such securities purchased by the Fund and all investment companies advised by Brinson Advisors or the Fund's Sub-Adviser, if applicable, did not exceed 25% of the principal
amount of the offering sold.				x

h. No Affiliated Underwriter was a direct or indirect participant
in or beneficiary of the sales.				x


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.




Approved:  /s/ Spencer Fleming			Date:

For period ending July 31, 2004			Exhibit 77(o) continued


FORM 10f-3FUND:  UBS PACE Intermediate Fixed Income Investments

Adviser or Sub-Adviser:  BlackRock
1. Issuer:  Pacific Gas and Electric Company

2. Date of Purchase:  03/18/2004

3. Date offering commenced:  03/23/2004

4. Underwriters from whom purchased:   Lehman Brothers Inc.

5. Affiliated Underwriter managing or participating in syndicate: UBS Warburg

6. Aggregate principal amount or number of shares purchased:$475,000

7. Aggregate principal amount or total number of shares of
offering:  $600,000,000

8. Purchase price (net of fees and expenses):  99.903

9. Initial public offering price:  99.903

10. Commission, spread or profit:  0.600%


11.  Have the following conditions been satisfied?	YES	NO
a. The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public.	x

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the
offering terminated).					x

c. The securities were purchased at a price not more than the price
paid by each other purchaser in the offering.		x

d. The underwriting was a firm commitment underwriting. x

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar
securities during the same period.			x

f. The issuer of the securities and any predecessor have been in
continuous operations for not less than three years.	x

g. The amount of such securities purchased by the Fund and all investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal
amount of the offering sold. 				x

h. No Affiliated Underwriter was a direct or indirect participant
in or beneficiary of the sales.				x


Note:Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.




Approved:  /s/ Spencer Fleming			Date:

For period ending July 31, 2004		Exhibit 77(o) continued


FORM 10f-3FUND:  PACE Strategic Fixed Income Investments

Adviser or Sub-Adviser:  PIMCO
1. Issuer:  DEUTSCHE TELEKOM INT FIN NT GLBL
(CUSIP 25156PAFO)

2. Date of Purchase:  7/15/2003

3. Date offering commenced:  7/15/2003

4. Underwriters from whom purchased:   Bank of America Securities

5. Affiliated Underwriter managing or participating in syndicate: UBS

6. Aggregate principal amount or number of shares purchased:
	1.7 million shares in Account
	15.0 million shares across all PIMCO Accounts

7. Aggregate principal amount or total number of shares of offering: 1,250,000,000 shares

8. Purchase price (net of fees and expenses):  $99.23

9. Initial public offering price:  $99.23

10. Commission, spread or profit:
SPR @ ISS 135.0 vs  T 3 5/8 05/13

11. Have the following conditions been satisfied?	YES	NO
a. The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public.	x

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on
which the offering terminated).				x

c. The securities were purchased at a price not more than the price
paid by each other purchaser in the offering.		x

d. The underwriting was a firm commitment underwriting.	x

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar
securities during the same period.			x

f. The issuer of the securities and any predecessor have been in
continuous operations for not less than three years.	x

g. The amount of such securities purchased by the Fund and all investment companies advised by Brinson Advisors or the Funds Sub-Adviser, if applicable, did not exceed 25% of the principal
amount of the offering sold.				x

h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.






Approved:  /s/ Laramie Price			Date:  	9/03/03


For period ending July 31, 2004		Exhibit 77(o) continued

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Strategic Fixed Income Investments

Adviser or Sub-Adviser:  PIMCO
1. Issuer:  GOLDMAN SACHS GROUP INC GLBL NT (CUSIP 38141GDQ4)

2. Date of Purchase:  10/07/2003

3. Date offering commenced:  10/07/2003

4. Underwriters from whom purchased:   Goldman Sachs & Co.

5. Affiliated Underwriter managing or participating in syndicate:
Credit Lyonnais Securities

6. Aggregate principal amount or number of shares purchased:
	Par 700,000 in Account
	Par 25,000,000 across all PIMCO Accounts

7. Aggregate principal amount or total number of shares of offering:
$1,750,000,000 par

8. Purchase price (net of fees and expenses):  $99.938

9. Initial public offering price:  $99.938

10. Commission, spread or profit:  SPR@ ISS 105.0 vs T 4 1/4 08/13

11. Have the following conditions been satisfied?	YES	NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of
the 1940 Act.						x

b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which
the offering terminated).				x

c. The securities were purchased at a price not more than the price
paid by each other purchaser in the offering.		x

d. The underwriting was a firm commitment underwriting.
x

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar
securities during the same period.			x

f. The issuer of the securities and any predecessor have been in
continuous operations for not less than three years.	x

g. The amount of such securities purchased by the Fund and all other accounts over which the Advisor (or Sub-Adviser, if applicable)
exercises investment discretion did not exceed 25% of the principal
amount of the offering.					x

h. No Affiliated Underwriter benefited directly or indirectly from the purchase.


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.


Approved:  /s/ Laramie Price			Date:  	11/10/03
Print Name: Laramie Price

For period ending July 31, 2004			Exhibit 77(o) continued

FORM 10f-3
Municipal Securities

FUND:  PACE Municipal Fixed Income Investments

Adviser or Sub-Adviser:  Standish Mellon Asset Management
1. Issuer:  Commonwealth of Massachusetts

2. Date of Purchase:  1-14-04

3. Date offering commenced:  1-14-04

4. Underwriters from whom purchased:   Citigroup

5. Affiliated Underwriter managing or participating in
syndicate:   Mellon Capital Markets, UBS Financial Services

6. Aggregate principal amount purchased:  3,000,000

7. Aggregate principal amount of offering:  1,168,150,000

8. Purchase price (net of fees and expenses):  113230

9. Initial public offering price:  $113.340

10. Commission, spread or profit: 1/2 %

11. Have the following conditions been satisfied?	YES	NO
a. The securities are municipal securities as defined in Section 3(a)(29)
of the Securities and Exchange Act of 1934.		x

b. The securities were purchased prior to the end of the first day on
which any sales are made.				x

c. The securities were purchased at a price not more than the price paid
by each other purchaser in the offering.		x

d. The underwriting was a firm commitment underwriting.	x


e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities
during the same period.					x

f. The issuer has received an investment grade rating from a nationally recognized statistical rating organization or if the issuer, or entity supplying the revenues from which the issue is to be paid, shall have been in continuous operation for less than three years (including any predecessor), the issue has received one of the three highest ratings from at least one such rating organization.
							x
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal
amount of the offering.					x
h. No purchases were designated as group sales or otherwise allocated to
the account of any Affiliated Underwriter. 		x


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in selling syndicate, as applicable.

Approved:  /s/ Daniel Rabasco			Date:  	1-14-04
Print Name: Daniel Rabasco